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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   June 2, 1999




                       ANCOR COMMUNICATIONS, INCORPORATED
             (Exact name of registrant as specified in its charter)


           Minnesota                       1-2982               41-1569659
(State or other jurisdiction of         (Commission         (I.R.S. Employer
        incorporation)                  File Number)        Identification No.)


          6130 Blue Circle Drive, Minnetonka, MN                 55343
         (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:   (612) 932-4000


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events

         On June 2, 1999, Ancor Communications, Incorporated (the "Company") announced an original equipment manufacturer agreement to provide the Company's Fibre Channel 8-port switches to Sun Microsystems, Inc. ("Sun") for Sun's StorEdge(TM) arrays. As part of the agreement, the Company issued Sun a warrant (the "Warrant") to purchase up to 1,500,000 shares of the Company's common stock, $.01 par value, at a purchase price of $7.30 per share. The Warrant vests at a rate of one share for each $67.00 of revenue received by the Company from Sun.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

                   4.1 Form of Warrant, dated June 2, 1999, between Ancor Communications, Incorporated and Sun Microsystems, Inc.

                  99.1   Press Release, dated June 3, 1999




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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: June 11, 1999                  ANCOR COMMUNICATIONS, INCORPORATED



                                     By /s/ Steven E. Snyder
                                        ----------------------------------
                                        Steven E. Snyder
                                        Chief Financial Officer






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                                  EXHIBIT INDEX


     Exhibit        Description of Exhibit
     -------        ----------------------


         4.1 Form of Warrant, dated June 2, 1999, between Ancor Communications, Incorporated and Sun Microsystems, Inc.

        99.1        Press Release, dated June 3, 1999





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